Exhibit 10.9

IRREVOCABLE PROXY

The undersigned shareholder of PishPosh, Inc., a Nevada corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Bernard Warman, the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to                shares of the Company's common stock owned by the undersigned as of the date of this proxy evidenced by certificate No.:      (the "Shares"). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to the Shares.

This proxy is irrevocable, is coupled with an interest and is granted in connection with undersigned's acquisition of the Shares. This proxy shall expire at 11:59 PM EST on December 31, 2015.

The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Shares at any time at any meeting of the shareholders of the Company, however called, and at any adjournment thereof, or in any written action by consent of shareholders of the Company.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned (including any transferee of any of the Shares).

WITNESS my hand and seal this ___ of __________